Exhibit 10.2

Loan Number: 1009394

Execution Version

THIRD AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of September 30, 2020, by and among PREIT ASSOCIATES, L.P., a Delaware limited partnership (“PREIT”), PREIT-RUBIN, INC., a Pennsylvania corporation (“PREIT-RUBIN”), PENNSYLVANIA REAL ESTATE INVESTMENT TRUST, a Pennsylvania business trust (the “Parent”; together with PREIT and PREIT-RUBIN each individually, a “Borrower” and collectively, the “Borrower”), each of the Lenders (as defined below) and WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Administrative Agent”).

WHEREAS, the Borrower, each of the financial institutions initially a signatory thereto together with their assignees pursuant to Section 11.6(b) (the “Lenders”), and the Administrative Agent have entered into that certain Amended and Restated Credit Agreement, dated as of May 24, 2018, as amended by the First Amendment to Amended and Restated Credit Agreement dated as of March 30, 2020, as further amended by the Second Amendment to Amended and Restated Credit Agreement dated as of July 27, 2020 (the “Second Amendment”) (as so amended, the “Existing Credit Agreement”); and

WHEREAS, the Borrower, the Lenders and the Administrative Agent desire to amend certain provisions of the Existing Credit Agreement on the terms and conditions contained herein (the Existing Credit Agreement, as amended pursuant to this Amendment and as hereafter further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1    Extension of Suspension Period.

(a)    Notwithstanding anything to the contrary in Sections 1(a) and 1(b) of the Second Amendment, upon the effectiveness of this Amendment, the “Suspension Period” shall hereafter be defined as the period beginning on and including June 30, 2020 and extending to October 31, 2020 (as such date may be extended with the consent of the Administrative Agent acting at the direction of the Requisite Lenders).

(b)    From and after the expiration of the Suspension Period, (i) the Suspended Covenants shall be immediately and automatically reinstated and (ii) until such time as a Compliance Certificate is delivered with respect to the fiscal quarter ending September 30, 2020, any Suspended Covenant which is calculated based on the most recently ended fiscal quarter (or any period of fiscal quarters most recently ended) shall be determined based on the fiscal quarter (or period of fiscal quarters) ending June 30, 2020.

Upon the effectiveness of this Amendment, the parties hereto agree that the Existing Credit Agreement is amended as necessary to give effect to this Section 1.

Loan Number: 1009394

Section 2    Additional Amendments to Existing Credit Agreement.

(a)    Upon the effectiveness of this Amendment, the parties hereto agree that Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating the following definitions in their entirety:

“2020 Term Loan” means that certain secured term loan advanced pursuant to the Credit Agreement dated as of August 11, 2020, between the Borrower, Wells Fargo Bank, National Association, as Administrative Agent, and the financial institutions party thereto, as the same may be amended, restated, supplemented or otherwise modified from time to time (the “2020 Term Loan Credit Agreement”).

“Permitted Indebtedness” means Indebtedness comprised of (a) obligations under Derivatives Contracts entered into for the purposes of hedging risk and not for speculative purposes, (b) Indebtedness incurred in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation or in respect of surety and appeal bonds, performance bonds and other similar obligations, (c) obligations owing from a Borrower or a Guarantor to a Borrower or a Guarantor; (d) obligations owing from a Subsidiary that is not a Guarantor to a Subsidiary that is not a Guarantor; (e) Indebtedness arising in connection with the endorsement of instruments for deposit in the ordinary course of business; (f) non-recourse Indebtedness incurred in order to finance the payment of insurance premiums in the ordinary course of business; (g) Indebtedness incurred pursuant to one or more Excluded Stimulus Transactions, which does not, in the aggregate, exceed $25,000,000; or (h) Indebtedness incurred pursuant to the 2020 Term Loan, which does not, in the aggregate, exceed $55,000,000.

(b)    Upon the effectiveness of this Amendment, the parties hereto agree that Section 8.15 of the Existing Credit Agreement is hereby deleted in its entirety and replaced with “[Reserved].”

Section 3    Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a)    a counterpart of this Amendment duly executed by the Borrower, the Administrative Agent and each of the Requisite Lenders;

(b)    a Guarantor Acknowledgement substantially in the form of Annex A attached hereto, executed by each Guarantor;

(c)    payment to each approving Lender and to each approving “Lender” under the term loan facility to PM Gallery LP, a Delaware limited partnership (the “PM Gallery Loan”), of an amendment fee equal to $5,000, provided that no Lender that is a party to the Credit Agreement, the 2014 Seven-Year Term Loan Agreement, and the PM Gallery Loan shall receive more than a $5,000 fee in the aggregate; and

(d)    evidence that all other fees, expenses and reimbursement amounts due and payable to the Administrative Agent and any of the Lenders, including, without limitation, the fees and expenses of counsel to the Administrative Agent, have been paid.

Section 4    Representations. Each Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)    Authorization. Each Borrower has the right and power, and has taken all necessary action to authorize, execute and deliver this Amendment and the other Loan Documents to which such Borrower is a party and being executed and delivered in connection with this Amendment (together with this Amendment, collectively the “Amendment

Loan Number: 1009394

Documents”) and to perform its obligations under the Amendment Documents and under the Existing Credit Agreement, as amended by this Amendment, in accordance with their respective terms. Each Amendment Document has been duly executed and delivered by a duly authorized signatory of each Borrower or a general partner of such Borrower, as applicable and the Amendment Documents and the Existing Credit Agreement, as amended by this Amendment, are legal, valid and binding obligations of each Borrower and are enforceable against such Persons in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained in the Amendment Documents or in the Credit Agreement may be limited by equitable principles generally.

(b)    Compliance with Laws, etc. The execution and delivery by each Borrower of the Amendment Documents and the performance by each Borrower of the Amendment Documents and the Existing Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice, or both: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to any Loan Party or any other Subsidiary; (ii) result in a breach of or constitute a default under the declaration of trust, certificate or articles of incorporation, bylaws, partnership agreement or other organizational documents of any Loan Party or any other Subsidiary, or any indenture, agreement or other instrument to which any Loan Party or any other Subsidiary is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party or any other Subsidiary other than in favor of the Administrative Agent for the benefit of the Lenders.

(c)    No Default. As of the date hereof, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 5    Reaffirmation of Representations. Each Borrower hereby certifies that as of the date hereof the representations and warranties made or deemed made by such Borrower to the Administrative Agent and the Lenders in the Existing Credit Agreement and the other Loan Documents to which the Parent or such Borrower is a party are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation and warranty is true and correct in all respects) except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case, such representation or warranty was true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Loan Documents; provided, that the representation in Section 6.1(l) of the Existing Credit Agreement shall be deemed to be qualified by the information disclosed in writing to the Administrative Agent and in the Borrower’s reports filed or furnished with the Securities Exchange Commission, in each case, on or before the effective date of this Amendment.

Section 6    Release of Claims.

(a)    Each of the Borrower and the Parent hereby ratifies, reaffirms and acknowledges that the Loan Documents and this Amendment represent their valid, enforceable and collectible obligations, and that they have no existing claims, defenses (personal or otherwise) or rights of setoff with respect thereto. Each of the Borrower and the Parent hereby acknowledges and agrees that, through the date hereof, each of the Administrative Agent and the

Loan Number: 1009394

Lenders has acted in good faith and has conducted itself in a commercially reasonable manner in its relationships with the Borrower, the Parent and Guarantor in connection with the Loans. Each of the Borrower and the Parent hereby releases Administrative Agent, Lenders, and their respective parent corporations, subsidiaries and affiliates, any holder of or participant in a Loan, and each of their respective present and former officers, directors, shareholders, representatives, consultants, attorneys, employees and agents thereof, and their respective heirs, personal representatives, successors and assigns (collectively, the “Released Parties”), from any and all claims, liabilities, damages, actions and causes of action of every nature or character (collectively, the “Claims”), known or unknown, direct or indirect, at law or in equity, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date hereof, relating to the Loans, the administration of the Loans, the Credit Agreement, any of the other Loan Documents or the modifications described in this Amendment.

(b)    In entering into this Amendment, each of the Borrower and the Parent has consulted with, and been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Released Parties and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof. The provisions of this Section 6 shall survive the termination of the Credit Agreement, the other Loan Documents, and the payment in full of the Obligations under the Credit Agreement.

Section 7    Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Existing Credit Agreement as amended by this Amendment. This Amendment is a Loan Document.

Section 8    Expenses. The Borrower shall reimburse the Administrative Agent upon demand for all reasonable costs and expenses (including reasonable attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 9    Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 10    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH COMMONWEALTH.

Section 11    Effect. Except as expressly herein amended, the terms and conditions of the Existing Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only from the date as of which this Amendment is dated. The Existing Credit Agreement, as amended hereby, is hereby ratified and confirmed in all respects. Nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document.

Section 12    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Loan Number: 1009394

Section 13    Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

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Loan Number: 1009394

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Amended and Restated Credit Agreement to be executed by their authorized officers all as of the day and year first above written.

PREIT ASSOCIATES, L.P.

By:	Pennsylvania Real Estate Investment Trust, its general partner

	By:	/s/ Andrew Ioannou
	Name:	Name: Andrew Ioannou
Title: Executive Vice President, Finance & Acquisitions and Treasurer

PREIT-RUBIN, INC.

By:	/s/ Andrew Ioannou
Name:	Name: Andrew Ioannou
Title:	Executive Vice President, Finance & Acquisitions and Treasurer

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

By:	/s/ Andrew Ioannou
Name:	Name: Andrew Ioannou
Title:	Executive Vice President, Finance & Acquisitions and Treasurer

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Loan Number: 1009394

[Signature Page to Third Amendment to Amended and Restated Credit Agreement

with PREIT Associates, L.P. et al.]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ Ryan Sansavera
Name:	Ryan Sansavera
Title:	Senior Vice President

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Loan Number: 1009394

[Signature Page to Third Amendment to Amended and Restated Credit Agreement

with PREIT Associates, L.P. et al.]

CITIZENS BANK, N.A.

By:	/s/ Adrienne Bain
Name:	Adrienne Bain
Title:	Authorized Signer

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Loan Number: 1009394

[Signature Page to Third Amendment to Amended and Restated Credit Agreement

with PREIT Associates, L.P. et al.]

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ Glenn L. Best
Name:	Glenn L. Best
Title:	Vice President

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Loan Number: 1009394

[Signature Page to Third Amendment to Amended and Restated Credit Agreement

with PREIT Associates, L.P. et al.]

JPMORGAN CHASE BANK, N.A.

By:	/s/ Dianne M. Stark
Name:	Dianne M. Stark
Title:	Authorized Officer

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Loan Number: 1009394

[Signature Page to Third Amendment to Amended and Restated Credit Agreement

with PREIT Associates, L.P. et al.]

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Shari L. Reams-Henofer
Name:	Shari L. Reams-Henofer
Title:	Senior Vice President

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Loan Number: 1009394

[Signature Page to Third Amendment to Amended and Restated Credit Agreement

with PREIT Associates, L.P. et al.]

ASSOCIATED BANK, NATIONAL ASSOCIATION

By:	/s/ Adam Harding
Name:	Adam Harding
Title:	Vice President

Exhibit 10.2

Loan Number: 1009394

ANNEX A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of September 30, 2020 (this “Acknowledgement”) executed by each of the undersigned (the “Guarantors”) in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), and each “Lender” a party to the Credit Agreement referred to below (collectively, the “Lenders”).

WHEREAS, PREIT ASSOCIATES, L.P., a Delaware limited partnership (“PREIT”), PREIT-RUBIN, INC., a Pennsylvania corporation, PENNSYLVANIA REAL ESTATE INVESTMENT TRUST, a Pennsylvania business trust (the “Parent”; together with PREIT and PREIT-RUIBN each individually, a “Borrower” and collectively, the “Borrower”), the Lenders, the Administrative Agent and certain other parties have entered into that certain Amended and Restated Credit Agreement dated as of May 24, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of May 24, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Administrative Agent and the Lenders are to enter into a Third Amendment to Amended and Restated Credit Agreement, dated as of the date hereof (the “Amendment”), to amend the terms of the Credit Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Reaffirmation. Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2. Governing Law. THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH COMMONWEALTH.

Section 3. Release of Claims.

(a)    Guarantor hereby ratifies, reaffirms and acknowledges that the Guaranty represents its valid, enforceable and collectible obligations, and that it has no existing claims, defenses (personal or otherwise) or rights of setoff with respect thereto. Guarantor hereby acknowledges and agrees that, through the date hereof, each of the Administrative Agent and the Lenders has acted in good faith and has conducted itself in a commercially reasonable manner in its relationships with the

Annex A

Loan Number: 1009394

Borrower, the Parent and Guarantor in connection with the Loans. Guarantor hereby releases the Administrative Agent, Lenders, and their respective parent corporations, subsidiaries and affiliates, any holder of or participant in a Loan, and each of their respective present and former officers, directors, shareholders, representatives, consultants, attorneys, employees and agents thereof, and their respective heirs, personal representatives, successors and assigns (collectively, the “Released Parties”), from any and all claims, liabilities, damages, actions and causes of action of every nature or character (collectively, the “Claims”), known or unknown, direct or indirect, at law or in equity, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date hereof, relating to the Loans, the Guaranty, the administration of the Loans, the Credit Agreement, any of the other Loan Documents or the modifications described in the Amendment.

(b)    In entering into this Acknowledgement, the Guarantor has consulted with, and been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Released Parties and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof. The provisions of this Section 3 shall survive the termination of the Credit Agreement, the other Loan Documents, and the payment in full of the Obligations under the Credit Agreement.

Section 4. Counterparts. This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

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Annex A – Guarantor Acknowledgement

Loan Number: 1009394

IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

“GUARANTORS”

PR CHERRY HILL OFFICE GP, LLC
By:	PREIT Associates, L.P., sole member
BALA CYNWYD ASSOCIATES, L.P.
By:	PR Cherry Hill Office GP, LLC, general partner
	By:	PREIT Associates, L.P., sole member
PR MOORESTOWN ANCHOR-M, LLC
By:	PREIT Associates, L.P., sole member
PR MOORESTOWN LLC
By:	PREIT Associates, L.P., sole member
PR MOORESTOWN LIMITED PARTNERSHIP
By:	PR Moorestown LLC, general partner
	By:	PREIT Associates, L.P., sole member
MOORESTOWN MALL LLC
By:	PR Moorestown Limited Partnership, sole member
	By:	PR Moorestown LLC, general partner
		By:	PREIT Associates, L.P., sole member
PLYMOUTH GROUND ASSOCIATES LLC
By:	PREIT Associates, L.P., sole member
PLYMOUTH GROUND ASSOCIATES LP
By:	Plymouth Ground Associates LLC, general partner
	By:	PREIT Associates, L.P., sole member
PR AEKI PLYMOUTH LLC
By:	PREIT Associates, L.P., sole member
PR AEKI PLYMOUTH, L.P.
By:	PR AEKI Plymouth LLC, general partner
	By:	PREIT Associates, L.P., sole member
PR BVM, LLC
By:	PREIT Associates, L.P., sole member
PR CUMBERLAND OUTPARCEL LLC
By:	PREIT Associates, L.P., sole member
PR VALLEY VIEW OP-DSG/CEC, LLC
By:	PREIT Associates, L.P., sole member
PR MOORESTOWN ANCHOR-L&T, LLC
By:	PREIT Associates, L.P., sole member

By:	Pennsylvania Real Estate Investment Trust, general partner

	By:	/s/ Andrew Ioannou
	Name:	Andrew Ioannou
Title: Executive Vice President, Finance & Acquisitions and Treasurer

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Annex A – Guarantor Acknowledgement

Loan Number: 1009394

PR EXTON LLC
By:	PREIT Associates, L.P., sole member
PR EXTON LIMITED PARTNERSHIP
By:	PR Exton LLC, general partner
	By:	PREIT Associates, L.P., sole member
PR EXTON OUTPARCEL GP, LLC
By:	PREIT Associates, L.P., sole member
PR EXTON OUTPARCEL HOLDINGS, LP
By:	PR Exton Outparcel GP, LLC, general partner
	By:	PREIT Associates, L.P., sole member
PR EXTON OUTPARCEL LIMITED PARTNERSHIP
By:	PR Exton Outparcel GP, LLC, general partner
	By:	PREIT Associates, L.P., sole member
XGP LLC
By:	PR Exton Limited Partnership, sole member
	By:	PR Exton LLC, general partner
	By:	PREIT Associates, L.P., sole member
PR EXTON SQUARE PROPERTY L.P.
By:	XGP LLC, general partner
	By:	PR Exton Limited Partnership, sole member
		By:	PR Exton LLC, general partner
			By:	PREIT Associates, L.P., sole member
PR FIN DELAWARE, LLC
By:	PREIT Associates, L.P., sole member
PR FINANCING II LLC
By:	PREIT Associates, L.P., sole member
PR FINANCING I LLC
By:	PREIT Associates, L.P., member and
	By:	PR Financing II LLC, member
		By:	PREIT Associates, L.P., sole member
PR FINANCING LIMITED PARTNERSHIP,
By:	PR Financing I LLC, general partner
	By:	PREIT Associates, L.P., member and
	By:	PR Financing II LLC, member
		By:	PREIT Associates, L.P., sole member
PR GAINESVILLE LLC
By:	PREIT Associates, L.P., sole member
PR GAINESVILLE LIMITED PARTNERSHIP
By: PR Gainesville LLC, general partner
	By:	PREIT Associates, L.P., sole member

By:	Pennsylvania Real Estate Investment Trust, general partner

	By:	/s/ Andrew Ioannou
	Name:	Andrew Ioannou
	Title:	Executive Vice President, Finance & Acquisitions and Treasurer

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Annex A – Guarantor Acknowledgement

Loan Number: 1009394

PR GV LLC
By:	PREIT Associates, L.P., sole member
PR GV LP
By:	PR GV LLC, general partner
	By:	PREIT Associates, L.P., sole member
PR PRINCE GEORGE’S PLAZA LLC
By:	PREIT Associates, L.P., sole member
PR HYATTSVILLE LLC
By:	PR Prince George’s Plaza LLC, sole member
		By:	PREIT Associates, L.P., sole member
PR JK LLC
By:	PREIT Associates, L.P., sole member
PR JACKSONVILLE LLC
By:	PREIT Associates, L.P. member and
	By:	PR JK LLC, member
By: PREIT Associates, L.P., sole member
PR JACKSONVILLE LIMITED PARTNERSHIP
By:	PR Jacksonville LLC, general partner
	By:	PREIT Associates, L.P., member and
		By:	PR JK LLC, member
			By:	PREIT Associates, sole member
PR MAGNOLIA LLC
By:	PREIT Associates, L.P., sole member
PR VALLEY ANCHOR-S, LLC
By:	PREIT Associates, L.P., sole member
PR WOODLAND ANCHOR-S, LLC
By:	PREIT Associates, L.P., sole member

By:	Pennsylvania Real Estate Investment Trust, general partner

	By:	/s/ Andrew Ioannou
	Name:	Andrew Ioannou
	Title:	Executive Vice President, Finance & Acquisitions and Treasurer

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Annex A – Guarantor Acknowledgement

Loan Number: 1009394

PR PLYMOUTH ANCHOR-M, LLC
By:	PREIT Associates, L.P., sole member
PR PLYMOUTH ANCHOR-M, L.P.
By:	PR Plymouth Anchor-M, LLC, general partner
	By:	PREIT Associates, L.P., sole member
PR PM PC ASSOCIATES LLC
By:	PREIT Associates, L.P., sole member
PR PLYMOUTH MEETING ASSOCIATES PC LP
By:	PR PM PC Associates LLC, general partner
	By:	PREIT Associates, L.P., sole member
PR PLYMOUTH MEETING LLC
By:	PREIT Associates, L.P., sole member
PR PLYMOUTH MEETING LIMITED PARTNERSHIP
By:	PR Plymouth Meeting LLC, general partner
	By:	PREIT Associates, L.P., sole member
PR PM PC ASSOCIATES LP
By:	PR PM PC Associates LLC, general partner
	By:	PREIT Associates, L.P., sole member

By:	Pennsylvania Real Estate Investment Trust, general partner

	By:	/s/ Andrew Ioannou
	Name:	Andrew Ioannou
	Title:	Executive Vice President, Finance & Acquisitions and Treasurer

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Annex A – Guarantor Acknowledgement

Loan Number: 1009394

PR SPRINGFIELD TOWN CENTER LLC
	By:	PREIT Associates, L.P., sole member
PR SWEDES SQUARE LLC
	By:	PREIT Associates, L.P., sole member
PR TP LLC
	By:	PREIT Associates, L.P., sole member
PR TP LP
	By:	PR TP LLC, general partner
		By:	PREIT Associates, L.P., sole member
PR VALLEY ANCHOR-M, LLC
	By:	PREIT Associates, L.P., sole member
PR VALLEY ANCHOR-M LIMITED PARTNERSHIP
	By:	PR Valley Anchor-M, LLC, general partner
		By:	PREIT Associates, L.P., sole member
PR VALLEY LLC
	By:	PREIT Associates, L.P., sole member
PR VALLEY LIMITED PARTNERSHIP
	By:	PR Valley LLC, its general partner
		By:	PREIT Associates, L.P., sole member
PR VALLEY VIEW ANCHOR-M, LLC
	By:	PREIT Associates, L.P., sole member
PR VALLEY VIEW ANCHOR-M LIMITED PARTNERSHIP
	By:	PR Valley View Anchor-M, LLC, its general partner
		By:	PREIT Associates, L.P., sole member

By:	Pennsylvania Real Estate Investment Trust, general partner

	By:	/s/ Andrew Ioannou
	Name:	Andrew Ioannou
	Title:	Executive Vice President, Finance & Acquisitions and Treasurer

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Annex A – Guarantor Acknowledgement

Loan Number: 1009394

PR SUNRISE OUTPARCEL 2, LLC
PR VALLEY SOLAR LLC

By: PREIT – RUBIN, Inc., sole member

	By:	/s/ Andrew Ioannou
	Name:	Andrew Ioannou
	Title:	Executive Vice President, Finance & Acquisitions and Treasurer

PREIT – RUBIN, INC.

By:	/s/ Andrew Ioannou
Name:	Andrew Ioannou
Title:	Executive Vice President, Finance & Acquisitions and Treasurer

PREIT – RUBIN OP, INC.

By:	/s/ Andrew Ioannou
Name:	Andrew Ioannou
Title:	Executive Vice President and Assistant Treasurer

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Annex A – Guarantor Acknowledgement

Loan Number: 1009394

PR CAPITAL CITY LIMITED PARTNERSHIP
By:	PR Capital City LLC, general partner
	By:	PREIT Associates, L.P., its member
		By:	PR CC II LLC, its member
			By:	PREIT Associates, L.P., its sole member
PR CC LIMITED PARTNERSHIP
By:	PR CC I LLC, general partner
	By:	PREIT Associates, L.P., its member
		By:	PR CC II LLC, its member
			By:	PREIT Associates, L.P., its sole member
PR CAPITAL CITY LLC
By:	PREIT Associates, L.P., its member
	By:	PR CC II LLC, its member
		By:	PREIT Associates, L.P., its sole member
PR CC I LLC
By:	PREIT Associates, L.P., its member
	By:	PR CC II LLC, its member
		By:	PREIT Associates, L.P., its sole member
PR CC II LLC
By:	PREIT Associates, L.P., its sole member

By:	Pennsylvania Real Estate Investment Trust, its general partner

	By:	/s/ Andrew Ioannou
	Name:	Andrew Ioannou
	Title:	Executive Vice President, Finance & Acquisitions and Treasurer

Address for Notices for all Guarantors:

c/o PREIT Associates, L.P.

2005 Market Street

Suite 1000

Philadelphia, PA 19103

Attention: Andrew Ioannou

Telephone:    (215) 875-0700

Telecopy:      (215) 546-7311

Annex A – Guarantor Acknowledgement